SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): February 16, 2000


                      Shorewood Packaging Corporation
             (Exact Name of Registrant as Specified in Charter)

                                  Delaware
               (State or Other Jurisdiction of Incorporation)

               0-15007                             11-2742734
      (Commission File Number)           (IRS Employer Identification No.)


           277 Park Avenue
           New York, New York                              10172
   (Address of Principal Executive Offices)               (Zip Code)


     Registrant's telephone number, including area code: (212) 371-1500

                               Not Applicable
       (Former name or former address, if Changed Since Last Report)


 ITEM 5.   OTHER EVENTS.

      On February 16, 2000, the Board of Directors of Shorewood Packaging Corporation (the "Corporation"), unanimously approved amending Article X of the Corporation's by-laws to read in its entirety as follows:

           "In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation from time to time may make, amend, alter or repeal the by-laws of the Corporation. In addition, the by-laws may be amended, added to, altered or repealed, or new by-laws may be adopted, at any meeting of stockholders of the Corporation at which a quorum is present by the affirmative vote of the holders of not less than a majority of the stock issued and outstanding as of the record date for stockholders entitled to vote at such meeting."

      The full text of the Corporation's by-laws as amended and restated is included as Exhibit 3.2 hereto.

 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

      (c)  Exhibits.

           3.2  By-laws as Amended and Restated as of February 16, 2000.



                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SHOREWOOD PACKAGING CORPORATION


                                   By: /s/ Howard M. Liebman
                                      ------------------------------------
                                      Name:  Howard M. Liebman
                                      Title: President and Chief Financial
                                               Officer


 Date: February 17, 2000